Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 2, 2023 (the “First Amendment Effective Date”), is entered into by and among SJW GROUP, a Delaware corporation, SAN JOSE WATER COMPANY, a California corporation, SJWTX, INC., a Texas corporation, CONNECTICUT WATER SERVICE, INC., a Connecticut corporation (each, a “Borrower”), the financial institutions listed on the signature pages hereof and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Amended Credit Agreement (as hereinafter defined) as amended hereby.

A. WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 2, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”);

B. WHEREAS, each Borrower has requested that the Lenders and the Administrative Agent agree to extend the Maturity Date and to make certain other amendments to the Existing Credit Agreement; and

C. WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed to extend the Maturity Date with respect to their Commitments and to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, hereby agree as follows:

1. Amendments to Existing Credit Agreement. Effective as of the First Amendment Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Existing Credit Agreement is amended as follows:

(a) The definition of “Maturity Date” appearing in Section 1.01 of the Existing Credit Agreement is amended to delete the reference to “August 2, 2027” appearing therein and to replace such reference with “August 2, 2028”.

(b) Section 2.12(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:

(a) Each Borrower agrees to pay to the Lender a commitment fee, which shall accrue at the Applicable Rate on the daily amount of the Available Revolving Commitment of the Lender with respect to the Revolving Sublimit of such Borrower during the period from and including the Effective Date to but excluding the date on which the Lender’s Commitment terminates. Commitment fees accrued through and including the last day of March, June, September and December of each year shall be payable in arrears on the fifteenth day following such last day and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) Section 5.01(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:

(a) within 100 days (or, with respect to SJWTX, 120 days) after the end of each fiscal year of such Borrower (commencing with the fiscal year ending December 31, 2022), (I) with respect to each Borrower (other than CTWS and SJWTX), its audited consolidated balance sheet and related income statement, stockholders’ equity and statement of cash flows, as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary or exception, and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of such Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, accompanied by any management letter prepared by said accountants, (II) with respect to the Company, its unaudited and unreviewed consolidating balance sheet and related income statement and stockholders’ equity, and its consolidated statement of cash flows, as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, (III) with respect to CTWS, its unaudited and unreviewed consolidated balance sheet and related income statement, stockholders’ equity, and statement of cash flows, as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, (IV) with respect to SJWTX, its unaudited and reviewed consolidated balance sheet and related income statement, stockholders’ equity, and statement of cash flows, as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and (V) the audited consolidated financial statements of each of The Connecticut Water Company and The Maine Water Company;

2. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the First Amendment Effective Date upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by each Borrower and each Lender;

(b) The Administrative Agent shall have received such documents, legal opinions and certificates listed in Exhibit A hereto; and

(c) The Administrative Agent shall have received payment and/or reimbursement of all fees (including any upfront fees) and other amounts due and payable on or prior to the First Amendment Effective Date, including the Administrative Agent’s and its Affiliates’ fees and expenses payable under Section 9.03(a) of the Existing Credit Agreement (including, to the extent invoiced, the reasonable and documented fees, charges and disbursements of one (1) outside counsel for the Administrative Agent) in connection with the Loan Documents.

3. Extension of Maturity Date. Each of the parties hereto agrees that the amendment set forth in Section 1(a) above shall be deemed to constitute an extension of the Maturity Date under Section 2.21 of the Existing Credit Agreement and that as a result, from and after the date hereof, the Maturity Date under the Amended Credit Agreement may be extended no more than once pursuant to Section 2.21 of the Amended Credit Agreement.

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4. Representations. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders after giving effect to this Amendment that: (a) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder and under the Amended Credit Agreement, (b) no Default or Event of Default related to such Borrower exists both before and after giving effect to this Amendment, (c) this Amendment and the Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (d) all representations and warranties of such Borrower contained in the Amended Credit Agreement and all other Loan Documents are true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects) and (e) the execution and delivery of this Amendment and the performance by such Borrower of its obligations hereunder and under the Amended Credit Agreement will not violate or result in a default under any Material Agreement to which such Borrower is a party.

5. Ratification. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Existing Credit Agreement shall remain unchanged and in full force and effect. Except as herein specifically agreed, the Existing Credit Agreement and each other Loan Document are hereby ratified and confirmed and shall remain in full force and effect according to their terms. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power, privilege or remedy of the Administrative Agent or any Lender under the Existing Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Existing Credit Agreement or any of the other Loan Documents. This Amendment shall not constitute a course of dealing with the Administrative Agent or any Lender at variance with the Amended Credit Agreement or the other Loan Documents such as to require further notice by such Person to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future. Each Borrower acknowledges and expressly agrees that the Administrative Agent and each Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Amended Credit Agreement and the other Loan Documents. Each Borrower hereby affirms that it is indebted to the Administrative Agent and each Lender under the terms and conditions of the Amended Credit Agreement and the other Loan Documents, each of which constitutes the valid and binding obligation of such Borrower, enforceable in accordance with their respective terms, and that no offsets, expenses or counterclaims to its obligations thereunder exist.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.

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8. JUDICIAL REFERENCE. IN THE EVENT ANY LEGAL PROCEEDING IS FILED IN A COURT OF THE STATE OF CALIFORNIA (THE “COURT”) BY OR AGAINST ANY BORROWER OR ANY CREDIT PARTY IN CONNECTION WITH ANY CONTROVERSY, DISPUTE OR CLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) (EACH, A “CLAIM”) AND THE WAIVER SET FORTH IN SECTION 7 IS NOT ENFORCEABLE IN SUCH ACTION OR PROCEEDING, EACH BORROWER AND THE CREDIT PARTIES (EACH BY ITS ACCEPTANCE HEREOF) AGREE AS FOLLOWS:

(a) WITH THE EXCEPTION OF THE MATTERS SPECIFIED IN CLAUSE (B) BELOW, ANY CLAIM WILL BE DETERMINED BY A GENERAL REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.2, INCLUDING ANY REVISION OR REPLACEMENT OF SUCH STATUTES OR RULES HEREAFTER ENACTED. THE BORROWERS AND THE CREDIT PARTIES INTEND THIS GENERAL REFERENCE AGREEMENT TO BE SPECIFICALLY ENFORCEABLE IN ACCORDANCE WITH CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638, INCLUDING ANY REVISION OR REPLACEMENT OF SUCH STATUTE OR RULE HEREAFTER ENACTED. EXCEPT AS OTHERWISE PROVIDED IN THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN THE STATE OR FEDERAL COURT IN THE COUNTY OR DISTRICT WHERE VENUE IS OTHERWISE APPROPRIATE UNDER APPLICABLE LAW.

(b) THE FOLLOWING MATTERS SHALL NOT BE SUBJECT TO A GENERAL REFERENCE PROCEEDING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY; (B) EXERCISE OF SELF-HELP REMEDIES (INCLUDING, WITHOUT LIMITATION, SET-OFF); (C) APPOINTMENT OF A RECEIVER; AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING, WITHOUT LIMITATION, WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). NEITHER THIS AMENDMENT NOR THE AMENDED CREDIT AGREEMENT LIMITS THE RIGHT OF ANY BORROWER OR ANY CREDIT PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) – (D) OF THIS SECTION AND ANY SUCH EXERCISE OR OPPOSITION DOES NOT WAIVE THE RIGHT OF ANY BORROWER OR ANY CREDIT PARTY TO A REFERENCE PROCEEDING PURSUANT TO THIS AMENDMENT OR THE AMENDED CREDIT AGREEMENT.

(c) UPON THE WRITTEN REQUEST OF ANY BORROWER OR ANY CREDIT PARTY, THE BORROWERS AND THE CREDIT PARTIES SHALL SELECT A SINGLE REFEREE, WHO SHALL BE A RETIRED JUDGE OR JUSTICE. IF THE BORROWERS AND THE CREDIT PARTIES DO NOT AGREE UPON A REFEREE WITHIN TEN DAYS OF SUCH WRITTEN REQUEST, THEN THE BORROWERS OR THE CREDIT PARTIES MAY REQUEST THE COURT TO APPOINT A REFEREE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640(B), INCLUDING ANY REVISION OR REPLACEMENT OF SUCH STATUTE OR RULE HEREAFTER ENACTED.

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(d) ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT WHEN ANY BORROWER OR ANY CREDIT PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY COSTS OF THE COURT REPORTER, PROVIDED THAT SUCH COSTS, ALONG WITH THE REFEREE’S FEES, SHALL ULTIMATELY BE BORNE BY THE PARTY WHO DOES NOT PREVAIL, AS DETERMINED BY THE REFEREE.

(e) THE REFEREE MAY REQUIRE ONE OR MORE PREHEARING CONFERENCES. EACH BORROWER AND EACH CREDIT PARTY SHALL BE ENTITLED TO DISCOVERY, AND THE REFEREE SHALL OVERSEE DISCOVERY IN ACCORDANCE WITH THE RULES OF DISCOVERY, AND MAY ENFORCE ALL DISCOVERY ORDERS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE IN PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA. THE REFEREE SHALL APPLY THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE STATE OF CALIFORNIA AND SHALL DETERMINE ALL ISSUES IN ACCORDANCE WITH APPLICABLE STATE AND FEDERAL LAW. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF AND RULE ON ANY MOTION WHICH WOULD BE AUTHORIZED IN A TRIAL, INCLUDING, WITHOUT LIMITATION, MOTIONS FOR DEFAULT JUDGMENT OR SUMMARY JUDGMENT. THE REFEREE SHALL REPORT THE REFEREE’S DECISION, WHICH REPORT SHALL ALSO INCLUDE FINDINGS OF FACT AND CONCLUSIONS OF LAW.

(f) EACH BORROWER AND EACH CREDIT PARTY RECOGNIZES AND AGREES THAT ALL CLAIMS RESOLVED IN A GENERAL REFERENCE PROCEEDING PURSUANT TO THIS SECTION 8 WILL BE DECIDED BY A REFEREE AND NOT BY A JURY.

9. Miscellaneous.

(a) Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(b) Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the Amended Credit Agreement.

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(c) Incorporation. This Amendment shall form a part of the Existing Credit Agreement, and all references in the Loan Documents to the “Credit Agreement” shall mean the Amended Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Amended Credit Agreement. This Amendment is a Loan Document.

(d) No Prejudice; No Impairment. This Amendment shall not prejudice, limit, restrict or impair any rights, privileges, powers or remedies of any Credit Party under the Amended Credit Agreement or any other Loan Documents as hereby amended. Each Credit Party reserves, without limitation, all rights which such Credit Party has now or in the future against any guarantor or endorser of the Obligations.

(e) No Novation. Neither this Amendment, the Amended Credit Agreement nor anything contained herein is in any way intended to be a novation of the Existing Credit Agreement or any of the obligations owed thereunder by any of the Loan Parties, and neither this Amendment, nor the Amended Credit Agreement, nor anything contained herein shall constitute a novation of any obligations owed by any of the Loan Parties under the Existing Credit Agreement, all of which, as modified hereby, are hereby reaffirmed, ratified and confirmed.

[Signatures Immediately Follow]

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IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Credit Agreement as of the date first written above.

SJW GROUP

By:	/s/ Andrew F. Walters
Name: Andrew F. Walters
Title: Chief Financial Officer and Treasurer

SAN JOSE WATER COMPANY

By:	/s/ Andrew F. Walters
Name: Andrew F. Walters
Title: Chief Financial Officer and Treasurer

SJWTX, INC.

By:	/s/ Andrew F. Walters
Name: Andrew F. Walters
Title: Chief Financial Officer and Treasurer

CONNECTICUT WATER SERVICE, INC.

By:	/s/ Willie Brown
Name: Willie Brown
Title: Vice President and Corporate Secretary

Signature Page to First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and individually as a Lender

By:	/s/ Oswin Joseph
Name: Oswin Joseph
Title: Executive Director

Signature Page to First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Whitney Shellenberg
Name: Whitney Shellenberg
Title: Vice President

Signature Page to First Amendment to Credit Agreement

CITIZENS BANK, N.A., as a Lender

By:	/s/ Anthony Castellon
Name: Anthony Castellon
Title: S.V.P.

Signature Page to First Amendment to Credit Agreement

COBANK ACB, as a Lender

By:	/s/ Kelli Cholas
Name: Kelli Cholas
Title: Assistant Corporate Secretary

Signature Page to First Amendment to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Meg Donnelly
Name: Meg Donnelly
Title: Authorized Signatory

Signature Page to First Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jenna Papaz
Name: Jenna Papaz
Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

EXHIBIT A

LIST OF FIRST AMENDMENT CLOSING DOCUMENTS

A. LOAN DOCUMENTS

1.

First Amendment to Credit Agreement (the “Amendment”) by and among SJW Group, a Delaware corporation, San Jose Water Company, a California corporation, SJWTX, Inc., a Texas corporation, Connecticut Water Service, Inc., a Connecticut corporation (collectively, the “Borrowers”), the institutions party thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”).

B. CORPORATE DOCUMENTS

2.

Certificate of the Secretary or an Assistant Secretary of each Borrower certifying (i) that there have been no changes in the Certificate of Incorporation or other charter document of such Borrower, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date of the certification thereof by such governmental entity, (ii) the By-Laws or other applicable organizational document, as attached thereto, of such Borrower as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of such Borrower authorizing the execution, delivery and performance of each Loan Document to which it is a party, and (iv) the names and true signatures of the incumbent officers of each Borrower authorized to sign the Loan Documents to which it is a party, and (in the case of each Borrower) authorized to request a Borrowing or the issuance of a Letter of Credit under the Credit Agreement.

3.

Good Standing Certificate (or analogous documentation if applicable) for each Borrower from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction.

C. OPINIONS

4.	Opinion of Sullivan & Cromwell LLP, counsel for the Borrowers.

5.	Opinion of The Jones Law Firm PC, Texas counsel for SJWTX, Inc.

6.	Opinion of Cummings & Lockwood LLC, Connecticut counsel for Connecticut Water Service, Inc.

D. CLOSING CERTIFICATES AND MISCELLANEOUS

7.

A Certificate signed by the President, a Vice President or a Financial Officer of each Borrower certifying the following: (i) that all of the representations and warranties contained in the Amendment and Article III of the Credit Agreement are true and correct (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects), (ii) that no Default or Event of Default has occurred and is then continuing, (iii) certifying as to each Borrower’s current Credit Rating and (iv) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent.

8.

A Certificate of the chief financial officer of the Company in form and substance satisfactory to the Administrative Agent supporting the conclusions that, before and after giving effect to the Amendment, each Borrower is Solvent and will be Solvent subsequent to the consummation of the Amendment.

9.	Other documents as the Administrative Agent or the Lenders (through the Administrative Agent) may reasonably request.